Exhibit 99.2

Boston Scientific Announces Pricing Terms of Its Cash Tender Offer

MARLBOROUGH, Mass., March 16, 2022 /PRNewswire/ -- Boston Scientific Corporation (the “Company”) (NYSE:BSX) today announced the pricing terms of the previously announced upsized cash tender offer (the “Tender Offer”) for $2,852,561,000 in aggregate principal amount (the “Aggregate Maximum Principal Amount”) of the outstanding senior notes identified in the table and the related notes below (the “Securities”).

The table below summarizes certain information regarding the Securities and the Tender Offer, including the order of priority and purchase price information for the Securities.

Title of Security (1)	CUSIP Number	Principal Amount Outstanding	Acceptance Sublimit	Acceptance Priority Level (2)	Principal Amount Accepted	U.S. Treasury Reference Security	Reference Yield (3)	Bloomberg Reference Page	Fixed Spread	Total Consideration (4)
3.375% Senior Notes due 2022	101137AQ0	$250,000,000	None	1	$130,541,000	1.750% U.S.T. due 5/15/2022	0.476%	PX3	+25 bps	$1,004.25
4.125% Senior Notes due 2023	101137AN7	$243,571,000	None	2	$152,261,000	1.375% U.S.T. due 9/30/2023	1.721%	PX4	+25 bps	$1,032.49
4.700% Senior Notes due 2049	101137AU1	$1,000,000,000	$350,000,000	3	$350,000,000	1.875% U.S.T. due 11/15/2051	2.509%	PX1	+155 bps	$1,103.36
4.550% Senior Notes due 2039	101137AT4	$750,000,000	$300,000,000	4	$300,000,000	2.375% U.S.T. due 2/15/2042	2.583%	PX1	+130 bps	$1,080.53
4.000% Senior Notes due 2029	101137AX5	$850,000,000	None	5	$577,975,000	1.875% U.S.T. due 2/15/2032	2.181%	PX1	+90 bps	$1,055.31
4.000% Senior Notes due 2028	101137AS6	$433,545,000	None	6	$89,475,000	1.875% U.S.T. due 2/28/2027	2.147%	PX1	+70 bps	$1,060.34
3.850% Senior Notes due 2025	101137AR8	$522,883,000	None	7	$311,213,000	1.500% U.S.T. due 2/15/2025	2.082%	PX1	+30 bps	$1,044.42
3.750% Senior Notes due 2026	101137AW7	$850,000,000	None	8	$595,132,000	1.875% U.S.T. due 2/28/2027	2.147%	PX1	+60 bps	$1,035.87
3.450% Senior Notes due 2024	101137AV9	$850,000,000	None	9	$345,964,000	1.500% U.S.T. due 2/29/2024	1.870%	PX1	+45 bps	$1,020.59

(1) No principal amount of the 2.650% Senior Notes due 2030, 1.900% Senior Notes due 2025, 6.750% Senior Notes due 2035 or 7.375% Senior Notes due 2040 validly tendered and not validly withdrawn on or prior to the Early Tender Date was accepted for purchase.

(2) The offer with respect to the Securities is subject to the Aggregate Maximum Principal Amount. The Company will purchase up to the Aggregate Maximum Principal Amount of its Securities, subject to the Acceptance Priority Level as set forth in the table above (each, an “Acceptance Priority Level”) and the Acceptance Sublimits as set forth in the table above (each, an “Acceptance Sublimit”). The Company reserves the right, but is under no obligation, to further increase or decrease the Aggregate Maximum Principal Amount or increase, decrease or eliminate any Acceptance Sublimit at any time, including on or after March 16, 2022 (the “Price Determination Date”), subject to applicable law.

(3) The Reference Yield was determined at 9:00 a.m. Eastern Time on March 16, 2022 by the Lead Dealer Managers (identified below).

(4) The Total Consideration (as defined below) for Securities validly tendered prior to or at the Early Tender Date (as defined below) and accepted for purchase was calculated using the applicable Fixed Spread and is inclusive of the Early Tender Payment (as defined below). The Total Consideration takes into account the applicable par call date for each series of Securities, if any.

The Tender Offer is being made pursuant to an Offer to Purchase, dated March 2, 2022 (the “Offer to Purchase”), which sets forth the terms and conditions of the Tender Offer. The Tender Offer will expire at midnight, Eastern Time, on March 29, 2022 (one minute after 11:59 p.m., Eastern Time, on March 29, 2022), or any other date and time to which such Tender Offer is extended (such date and time, as it may be extended with respect to a Tender Offer, the “Expiration Date”), unless earlier terminated. However, because the aggregate principal amount of Securities validly tendered and not validly withdrawn would cause the Aggregate Maximum Principal Amount to be exceeded and the Company does not expect to further increase the Aggregate Maximum Principal Amount, the Company does not expect to accept any further tenders of Securities.

Holders of Securities that validly tendered and did not validly withdraw their Securities prior to 5:00 p.m. Eastern Time on March 15, 2022 (the “Early Tender Date”) are eligible to receive the Total Consideration (as defined below), which is inclusive of the “Early Tender Payment” of $30 per $1,000 principal amount of validly tendered and accepted Securities.

The consideration (the “Total Consideration”) offered per $1,000 principal amount of Securities of each series of Securities validly tendered and accepted for purchase pursuant to the Tender Offer was determined in the manner described in the Offer to Purchase by reference to the applicable “Fixed Spread” for such Securities specified in the table above plus the applicable yield to maturity based on the bid-side price of the applicable “U.S. Treasury Reference Security” specified in the table above as quoted on the applicable Bloomberg reference page at 9:00 a.m. Eastern Time on March 16, 2022.

All holders of Securities accepted for purchase will also receive accrued and unpaid interest on Securities validly tendered and accepted for purchase from the applicable last interest payment date up to, but not including, the settlement date.

Securities tendered prior to or at the Early Tender Date and accepted for purchase will be accepted based on any applicable Acceptance Sublimit and the Acceptance Priority Levels noted on the table above, and will have priority over Securities tendered after the Early Tender Date, regardless of the Acceptance Priority Levels of the Securities tendered after the Early Tender Date. Because the aggregate principal amount of Securities validly tendered and not validly withdrawn prior to the Early Tender Date would cause the Aggregate Maximum Principal Amount and Acceptance Sublimits to be exceeded, such Securities will be purchased subject to the Acceptance Priority Levels and Acceptance Sublimits and subject to proration as described in the Offer to Purchase. The Company plans to accept all Securities tendered with Acceptance Priority Levels 1 through 8, subject to the applicable Acceptance Sublimits, and Securities tendered with Acceptance Priority Level 9, using a proration factor in accordance with the Offer to Purchase, and none of the 2.650% Senior Notes due 2030, 1.900% Senior Notes due 2025, 6.750% Senior Notes due 2035 or 7.375% Senior Notes due 2040 tendered, which had Acceptance Priority Levels 10 through 13, respectively. Any tendered Securities not accepted for purchase will be promptly credited to the holder’s account with The Depository Trust Company or otherwise returned to the holder without cost.

The settlement date for the Securities that are validly tendered on or prior to the Early Tender Date is expected to be March 17, 2022, the second business day after the Early Tender Date, assuming the conditions to the satisfaction of the Tender Offer are satisfied.

Withdrawal rights for the Tender Offer expired at 5:00 p.m. Eastern Time on March 15, 2022, and, accordingly, Securities validly tendered in the Tender Offer may no longer be withdrawn except where additional withdrawal rights are required by law.

The Company’s obligation to accept for payment and to pay for the Securities validly tendered in the Tender Offer is not subject to any minimum tender condition but is subject to the satisfaction or waiver of the conditions described in the Offer to Purchase. The Company reserves the right, subject to applicable law, to: (i) waive any and all conditions to the Tender Offer; (ii) extend or terminate the Tender Offer; (iii) further increase or decrease the Aggregate Maximum Principal Amount or increase, decrease or eliminate any Acceptance Sublimit; or (iv) otherwise amend the Tender Offer in any respect.

As previously announced, the Company today issued notices of redemption for any 3.375% Senior Notes due 2022 (the “2022 notes”), 4.125% Senior Notes due 2023 (“2023 notes”) and 3.850% Senior Notes due 2025 (the “2025 notes”) not purchased in the Tender Offer pursuant to the terms of such notes and the applicable indentures (the “Redemption”).

The Company expects the net impact of the Tender Offer, the Redemption and the previously announced issuance on March 8, 2022 of €3.0 billion aggregate principal amount of the Company’s senior notes (the “Notes Issuance”, and together with the Tender Offer and Redemption, the “Transactions”) to be accretive to adjusted earnings per share by approximately $0.02 per share in 2022. On a GAAP basis, the Transactions are expected to be dilutive, due to one-time debt extinguishment charges of approximately $200 million on a pre-tax basis to be recorded in the first quarter of 2022, associated primarily with payment of premiums in connection with the Tender Offer.

The Company or its affiliates may also from time to time, after completion of the Tender Offer, purchase additional Securities in the open market, in privately negotiated transactions, through tender or exchange offers or otherwise, or the Company may redeem Securities that are redeemable pursuant to their terms.

Information Relating to the Tender Offer

Barclays Capital Inc., BofA Securities and Citigroup Global Markets Inc. are acting as the lead dealer managers (the “Lead Dealer Managers”) for the Tender Offer. The Company has also retained SG Americas Securities, LLC, Wells Fargo Securities, LLC, BNP Paribas Securities Corp., DNB Markets, Inc., Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC, and U.S. Bancorp Investments, Inc. to act as co-dealer managers (together, the “Co-Dealer Managers” and together with the Lead Dealer Managers, the “Dealer Managers”) for the Tender Offer. The information agent and tender agent for the Tender Offer is D.F. King & Co., Inc. (the “Tender and Information Agent”). Copies of the Offer to Purchase are available by contacting the Tender and Information Agent at (800) 848-2998 (U.S. toll-free) or (212) 269-5550 (banks and brokers) or email at bsx@dfking.com. Questions regarding the Tender Offer should be directed to Barclays Capital Inc., Liability Management Group, at (212) 528-7581 (collect) or (800) 438-3242 (toll free), BofA Securities, Liability Management Group, at (980) 387-3907 (collect) or (888) 292-0070 (toll free) or email at debt_advisory@bofa.com or Citigroup Global Markets Inc., Liability Management Group, at (212) 723-6106 (collect) or (800) 558-3745 (toll-free).

None of the Company, its affiliates, their respective boards of directors or managing members, the Dealer Managers, the Tender and Information Agent or the trustee with respect to any series of Securities is making any recommendation as to whether holders of Securities should tender any Securities in response to the Tender Offer, and neither the Company nor any such other person has authorized any person to make any such recommendation. Holders of Securities must make their own decision as to whether to tender any of their Securities, and, if so, the principal amount of Securities to tender.

This press release shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. The Tender Offer is being made only pursuant to the Offer to Purchase and only in such jurisdictions as is permitted under applicable law. This press release shall not constitute a notice of redemption for the 2022 notes, the 2023 notes or the 2025 notes.

The full details of the Tender Offer, including complete instructions on how to tender Securities, are included in the Offer to Purchase. The Offer to Purchase contains important information that should be read by holders of Securities before making a decision to tender any Securities.

About Boston Scientific

Boston Scientific transforms lives through innovative medical solutions that improve the health of patients around the world. As a global medical technology leader for more than 40 years, we advance science for life by providing a broad range of high performance solutions that address unmet patient needs and reduce the cost of healthcare.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements.  Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding the expected financial impact of the transactions and our plans and expected timing and benefits of the Tender Offer, and the Total Consideration to be paid to holders of the Securities who tendered or tender their Securities at or prior to the Early Tender Date or the Expiration Date.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the forward-looking statements expressed in this press release.  As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Risks and uncertainties that may cause such differences include, among other things: the impact of the ongoing COVID-19 pandemic on our operations and financial results; future U.S. and global economic, political, competitive, reimbursement and regulatory conditions, including as a result of the ongoing conflict between Russia and Ukraine and related sanctions and export restrictions; manufacturing, distribution and supply chain disruptions and cost increases; disruptions caused by cybersecurity events; disruptions caused by extreme weather or other climate change-related events; labor shortages and increases in labor costs; new product introductions and the market acceptance of those products; markets for our products; expected pricing environment; expected procedural volumes; the closing and integration of acquisitions; clinical trial results; demographic trends; intellectual property rights; litigation; financial market conditions; the execution and effect of our restructuring program; the execution and effect of our business strategy, including our cost-savings and growth initiatives; our ability to achieve environmental, social and governance goals and commitments; and future business decisions made by us and our competitors. New risks and uncertainties may arise from time to time and are difficult to predict, including those that have emerged or have increased in significance or likelihood as a result of the COVID-19 pandemic. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A – Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter.  We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this press release.

Use of Non-GAAP Financial Measures

To supplement our consolidated financial statements presented on a GAAP basis, we disclose certain non-GAAP financial measures, including adjusted net income and adjusted net income (earnings) per share that excludes certain charges and/or credits. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States and should not be considered in isolation from or as a replacement for the most directly comparable GAAP financial measures. Further, other companies may calculate these non-GAAP financial measures differently than we do, which may limit the usefulness of those measures for comparative purposes. For further information regarding our non-GAAP measures, see Part II, Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations in our most recent Annual Report on Form 10-K, which we may update in Quarterly Reports on Form 10-Q we have filed or will file hereafter.

CONTACT:
Media:	Kate Haranis	Investors:	Lauren Tengler
	508-683-6585 (office)		508-683-4479 (office)
	Media Relations		Investor Relations
	Boston Scientific Corporation		Boston Scientific Corporation
	Kate.haranis@bsci.com		BSXInvestorRelations@bsci.com